[KEMPER FRONT COVER]

 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
 .........................................................
    KEMPER MULTI-MARKET
    INCOME TRUST                   5.09%     -3.92%
 .........................................................

 NET ASSET VALUE AND MARKET PRICE

                                    AS OF     AS OF
                                   5/31/98   11/30/97
 ......................................................
    NET ASSET VALUE                 $10.97     $10.83
 ......................................................
    MARKET PRICE                     $9.81     $10.63
 ......................................................

The fund may invest in lower-rated and non-rated securities, which present greater risk of loss to principal and interest than higher rated securities, and in foreign securities which present special risk considerations including fluctuating foreign exchange rates, foreign government regulations and differences in liquidity that may affect the volatility of your investment.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MAY 31, 1998.

                                         KEMPER
                                      MULTI-MARKET
                                      INCOME TRUST
 ......................................................
    SIX-MONTHS INCOME:                  $0.4050
 ......................................................
    MAY DIVIDEND:                       $0.0675
 ......................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)            7.38%
 ......................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)               8.26%
 ......................................................

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

                                                                     At A GLANCE

                                                                       CONTENTS
                                                                              3
                                                              ECONOMIC OVERVIEW
                                                                              5
                                                                MANAGEMENT TEAM
                                                                              6
                                                             PERFORMANCE UPDATE
                                                                              8
                                                           PORTFOLIO STATISTICS
                                                                              9
                                                                   PORTFOLIO OF
                                                                    INVESTMENTS
                                                                             18
                                                           FINANCIAL STATEMENTS
                                                                             20
                                                                       NOTES TO
                                                           FINANCIAL STATEMENTS
                                                                             22
                                                           FINANCIAL HIGHLIGHTS
                                                                             23
                                                          SHAREHOLDERS' MEETING

Terms To KNOW

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

                                  [BAR GRAPH]

BEIMFORD PHOTO
J. Patrick Beimford, Jr., joined Scudder Kemper Investments, Inc. in 1976 and is a managing director. He is also lead portfolio manager of Kemper Multi-Market Income Trust. Beimford received a bachelor of science and industrial management degree from Purdue University and earned an M.B.A. from the University of Chicago.

CESSINE PHOTO
Robert Cessine is a managing director of Scudder Kemper Investments and portfolio manager of Kemper Multi-Market Income Trust. He joined the company in 1993. Cessine received both a bachelor's and M.S. from the University of Wisconsin.

JOHNS PHOTO
Gordon Johns joined Scudder Kemper Investments in 1988. He is a portfolio manager of Kemper Multi-Market Income Trust. Johns graduated from Balliol College, Oxford, with a bachelor's in law.

 6

                                                                 Management TEAM

MCNAMARA PHOTO
Mike McNamara has been with the organization since 1972 and is a managing director and a portfolio manager of Kemper Multi-Market Income Trust. McNamara graduated with a bachelor's in business administration from the University of Missouri and earned an M.B.A. from Loyola University.

RESIS PHOTO
Harry Resis is a managing director of Scudder Kemper Investments. He joined the company in 1988 and is a portfolio manager of Kemper Multi-Market Income Trust. Resis received a bachelor's in finance from Michigan State University.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

MANAGEMENT Team

THE SIX-MONTH REPORTING PERIOD -- DECEMBER 1, 1997 THROUGH MAY 31, 1998 -- WAS A RELATIVELY CALM PERIOD AFTER A TUMULTUOUS MARKET DOWNTURN IN LATE OCTOBER 1997. THE PORTFOLIO MANAGEMENT TEAM OF KEMPER MULTI-MARKET INCOME TRUST CONCENTRATED ITS EFFORTS ON ADJUSTING THE PORTFOLIO COMPOSITION TO ENHANCE THE FUND'S INCOME-EARNING POTENTIAL.

Q

      HOW DID KEMPER MULTI-MARKET INCOME TRUST PERFORM DURING THE SEMIANNUAL PERIOD?

A
      Total return for the fund based on net asset value was 5.09 percent. In market value, the fund slipped 3.92 percent during the period.

Q

      WHAT CAN YOU TELL US ABOUT THE GLOBAL ECONOMY AND HOW IT AFFECTED THE MARKETS IN WHICH THE FUND INVESTS?

A
      As you probably recall, right before the start of the fiscal period there was a severe economic crisis in Southeast Asia that triggered steep, but temporary declines in world markets. Much of what occurred from December through May was in some way linked to that dramatic, but brief downturn on October 27, 1997, now referred to as Gray Monday.

  The theme during much of the six-month period was "flight-to-quality" buying. We saw investors, still worried about the Asia crisis, favoring those investments with high credit quality ratings, such as U.S. Treasuries and mortgages. Even high yield investors tended to favor the most highly-rated high yield bonds at some points. This quality-driven buying was especially prevalent immediately after the market decline in November and December.

  In response to this trend, Treasuries rallied in December, pushing the benchmark 30-year Treasury yield to a low of 5.92 percent on December 31. Remember a bond's yield and price are inversely related. As the yield of a bond falls, its price rises. The decline of Treasury yields was positive for government bond investors. As time progressed, investors' confidence improved, lessening the degree of flight-to-quality buying.

  Despite the trouble in Asia, the U.S. stock market continued to soar to new highs. This, in turn, reinforced confidence in the high yield market, where record levels of new issues were brought to market and gobbled up by investors. Performance in the high yield market was positive throughout the period.

  Emerging market investments also gained momentum after suffering through some of the steepest declines in October. These securities performed well through most of the six-month period and, along with high yield bonds, were the two top-performing income asset classes during the period, according to Salomon Brothers Total Rate-of-Return Indices.

  Political events, such as problems with Iraq and ongoing scandals in Washington involving the President, stalled the markets at times but never had a profound impact on investment performance. The Federal Reserve Board met to discuss interest rates and decided to leave them unchanged. All in all, it was a fairly stable six-month period, with relatively strong economic growth but no real signs of a pick up in inflation. It was a good period for fixed-income investments.

Q

      WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND?

A
      The most significant move that we made was to eliminate the fund's position in foreign currency bonds. The reason for this was two-fold. First, we believed that the U.S. bond market had more potential to outperform foreign bonds on an absolute level. Second, yields in many foreign markets were well below yields achievable through U.S. investments.

  When we had been invested in these types of bonds, we hedged them back to the U.S. dollar to minimize currency risk, which in turn limited the income the fund could earn. The move out of this sector was the right one for the fund. It enabled us to invest assets in other sectors where we saw more opportunity to enhance income-earning potential.

Q

      DID YOU MAKE ANY OTHER SIGNIFICANT PORTFOLIO ADJUSTMENTS?

A
      During the period, the market enjoyed robust economic growth with relatively no inflationary pressures. We positioned the fund to take advantage of this environment by increasing its position in high yield bonds and emerging market investments. These adjustments enhanced the fund's income-earning potential.

  Ever increasing demand for high yield bonds fueled gains in the market as corporate earnings continued to be strong. Record levels of supply kept pace with demand and a great deal of new, lower-quality issues were consumed by the

                                                              Performance UPDATE
market. We stayed away from many of these riskier issues, favoring higher quality (generally B-rated) bonds, from fundamentally strong companies. Although these higher-quality issues didn't necessarily offer the highest returns in the short run, we felt they would withstand economic or market uncertainty and provide strong returns in the long run.

  Emerging market investments excelled during most of the period. We took advantage of this performance by increasing our allocation to 11 percent on May 31, from 9 percent at the start of the period. Since there is more risk associated with emerging market investments, they pay a higher rate of income. This increased level of income should be beneficial for the fund's income-earning potential, and we believe that the trade-off in risk vs. return was appropriate. Additionally, we are now able to benefit from a larger pool of emerging market investment talent, made possible through the recent alliance of Zurich Kemper Investments, Inc. with Scudder Stevens & Clark, Inc. These enhanced resources will help us identify a wider variety of investment options in the emerging markets sector, which should be beneficial for the fund.

Q

      HOW WAS THE INCREASED ALLOCATION TO HIGH YIELD BONDS AND EMERGING MARKET INVESTMENTS FUNDED?

A
      We funded these investments through our elimination of foreign currency bonds and a reduction in Treasuries. Although we still see good value in Treasuries, we felt that the additional income potential we could gain from the other sectors, would more than offset the gains that might have been achieved by maintaining a large allocation in Treasuries. On May 31, Treasuries represented 18 percent of the portfolio, down from 26 percent at the start of the period. We plan to keep a fair representation of Treasuries in the portfolio as they play an important role in maintaining a high overall credit-rating for the fund. They offset some of the lower-quality high yield and emerging market investments in the fund. This provides investors with the potential for high returns with lower volatility.

Q

      WHAT'S THE OUTLOOK FOR FIXED-INCOME MARKETS AND THE FUND IN PARTICULAR?

A
      Our outlook is for economic growth to continue at a moderate pace. We don't anticipate that inflationary pressures will gain momentum. Given that type of environment, the bond markets and Kemper Multi-Market Income Trust should enjoy good performance.

YEAR 2000 ISSUE

Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations. The Manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the fund or on global markets or economies generally.

                                                                       Year 2000

PERFORMANCE Update

PORTFOLIO COMPOSITION*


                                         ON 5/31/98              ON 11/30/97
    HIGH YIELD CORPORATE BONDS               54%                      47%
 ......................................................................................................
    EMERGING MARKETS
    (U.S.DOLLAR-DENOMINATED)                 11                        4
 ......................................................................................................
    FOREIGN CURRENCY BONDS                   --                        5
 ......................................................................................................
    HIGH GRADE CORPORATE BONDS                7                        5
 ......................................................................................................
    MORTGAGES                                 9                        8
 ......................................................................................................
    TREASURY NOTES AND BONDS                 18                       26
 ......................................................................................................
    CASH AND EQUIVALENTS                      1                        5
-----------------------------------------------------------------------------------
                                            100%                     100%

[PIE CHART]

LONG-TERM FIXED INCOME SECURITIES RATINGS


                                         ON 5/31/98              ON 11/30/97
    AAA                                      26%                      41%
 ......................................................................................................
    AA                                        1                       --
 ......................................................................................................
    A                                         3                        2
 ......................................................................................................
    BBB                                       3                        4
 ......................................................................................................
    BB                                       18                        9
 ......................................................................................................
    B                                        45                       41
 ......................................................................................................
    OTHER                                     4                        3
-----------------------------------------------------------------------------------
                                            100%                     100%

[PIE CHART]

THE RATINGS OF STANDARD AND POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY


                                         ON 5/31/98              ON 11/30/97
    AVERAGE MATURITY                     11.0 years              10.4 years
-----------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

                                                            Portfolio STATISTICS

KEMPER MULTI-MARKET INCOME TRUST

Portfolio of Investments at May 31, 1998 (unaudited)

(DOLLARS IN THOUSANDS)


                            U.S. GOVERNMENT OBLIGATIONS--25.5%                           PRINCIPAL AMOUNT       VALUE
                                             U.S. Treasury Bonds
                                             10.75%, 2005                                     $ 5,270         $   6,835
                                             13.875%, 2011                                      1,500             2,268
                                             12.00%, 2013                                       3,500             5,158
                                             13.25%, 2014                                       3,900             6,232
                                             10.625%, 2015                                      7,615            11,539
                                             6.125%, 2027                                         120               125
                                             U.S. Treasury Notes
                                             7.50%, 2005                                          460               507
                                             5.625%, 2008                                         150               151
                                             5.50%, 2008                                          260               258
                                             U.S. Treasury Strip, zero coupon, 2019            20,000             5,895
                                             Federal Home Loan Mortgage Corp.,
                                               6.50%, 2023                                      6,664             6,664
                                             Government National Mortgage Association,
                                               6.50%, 2023-2028                                10,521            10,495
                                             ----------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT OBLIGATIONS
                                             (Cost: $53,871)                                                     56,127
                                             ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
    FOREIGN GOVERNMENT OBLIGATIONS--13.3%
    (PRINCIPAL AMOUNT                        (a)Republic of Argentina
    IN U.S. DOLLARS)                           11.375%, 2017                                    5,500             5,863
                                             9.75%, 2027                                        1,000               928
                                             Republic of Korea,
                                               8.875%, 2008                                     5,000             4,700
                                             (a)Federal Republic of Brazil,
                                             10.125%, 2027                                      2,500             2,262
                                             United Mexican States
                                             11.375%, 2016                                      4,000             4,572
                                             11.50%, 2026                                       2,100             2,444
                                             Russia Ministry of Finance -- Global
                                               Bond,
                                             10.00%, 2007                                       2,500             2,225
                                             Republic of Venezuela,
                                             9.25%, 2027                                        7,500             6,293
                                             ----------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                             (Cost: $30,021)                                                     29,287
                                             ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                               CORPORATE OBLIGATIONS--59.7%
    ASSET BACKED                             Pacific Gas & Electric, 6.42%, 2008                  200               203
    SECURITIES--.2%
                                             Southern California Edison Co.
                                             6.22%, 2004                                          100               101
                                             6.28%, 2005                                           50                50
                                             ----------------------------------------------------------------------------
                                                                                                                    354
-----------------------------------------------------------------------------------------------------------------------
    BROADCASTING,                            Affinity Group, Inc., 11.50%, 2003                   315               332
    CABLESYSTEMS AND
    PUBLISHING--7.6%
                                             American Banknote Corp., 11.25%, with
                                               warrants, 2007                                     330               332
                                             (b)American Lawyer, 12.25%, 2008                      70                45
                                             Busse Broadcasting, 11.625%, 2000                    120               129
                                             CSC Holdings, Inc.
                                             7.875%, 2007                                         100               103
                                             8.125%, 2009                                         340               356
                                             10.50%, 2016                                         340               395

PORTFOLIO OF Investments

(IN THOUSANDS)
                                                                                         PRINCIPAL AMOUNT       VALUE
                                             Capstar Broadcasting
                                             9.25%, 2007                                      $   320         $     330
                                             (b)  12.75%, 2009                                    320               242
                                             Century Communications Corp., 8.375%,
                                               2007                                               200               202
                                             Chancellor Media Corp., 8.125%, 2007                 340               339
                                             (b)Charter Communications, 14.00%, 2007              440               355
                                             Comcast Cablevision, 8.50%, 2027                     150               177
                                             (b)Comcast UK Cable Partners, Ltd.,
                                             11.20%, 2007                                       1,080               887
                                             (b)DIVA Systems Corp., 12.625%, 2008                 460               244
                                             (b)Diamond Cable Communications, PLC
                                             13.25%, 2004                                         525               492
                                             11.75%, 2005                                         285               228
                                             10.75%, 2007                                         325               232
                                             Frontiervision
                                             11.00%, 2006                                         330               366
                                             (b)  11.875%, 2007                                   420               325
                                             Granite Broadcasting Corp., 10.375%, 2005            590               620
                                             Intermedia Capital Partners, 11.25%, 2006            380               425
                                             (b)International Cabletel, Inc., 12.75%,
                                               2005                                               730               641
                                             Mediacom LLC, 8.50%, 2008                            125               123
                                             NTL, 10.00%, 2007                                    100               107
                                             News America Holdings, Inc., 9.25%, 2013             240               289
                                             Newsquest Capital, PLC, 11.00%, 2006                  30                34
                                             (b)PX Escrow Corp., 9.625%, 2006                     465               331
                                             SFX Entertainment, Inc., 9.125%, 2008                500               488
                                             Salem Communications Corp., 9.50%, 2007              260               272
                                             Sinclair Broadcasting Group, Inc.,
                                             8.75%, 2007                                          240               244
                                             Star Choice, 13.00%, with warrants, 2005             275               299
                                             Sullivan Broadcasting, 10.25%, 2005                  310               350
                                             Tele-Communications, Inc., 9.80%, 2012               800             1,011
                                             (b)TeleWest Communications, PLC,
                                             11.00%, 2007                                         685               551
                                             Time Warner, Inc., 9.15%, 2023                       400               501
                                             (b)Transwestern Holdings, 11.875%, 2008            1,160               771
                                             Transwestern Publishing, 9.625%, 2007              2,360             2,449
                                             (b)21st Century Telecom Group, Inc.,
                                             12.25%, 2008                                         300               171
                                             U.S. West Cap Funding
                                             7.90%, 2027                                          250               291
                                             7.95%, 2097                                          250               297
                                             (b)United International Holdings, 10.75%,
                                               2008                                               700               439
                                             ----------------------------------------------------------------------------
                                                                                                                 16,815
-----------------------------------------------------------------------------------------------------------------------
    BUSINESS                                 Allied Waste Industries
    SERVICES--1.0%
                                             10.25%, 2006                                         180               197
                                             (b)  11.30%, 2007                                    650               477
                                             Corporate Express, Inc., 9.125%, 2004                220               232
                                             General Binding Corp., 9.375%, 2008                  170               171
                                             Outdoor Systems
                                             9.375%, 2006                                         600               633
                                             8.875%, 2007                                         250               259
                                             USA Waste Services, Inc., 7.00%, 2004                250               258
                                             ----------------------------------------------------------------------------
                                                                                                                  2,227

                                                        Portfolio of INVESTMENTS

PORTFOLIOS OF INVESTMENTS

(IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                              AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS AND                                Agriculture, Mining and Chemicals, Inc.,
AGRICULTURE--1.8%                              10.75%, 2003                                   $   200         $     213
                                             Atlantis Group, Inc., 11.00%, 2003                   350               361
                                             Hines Horticulture, 11.75%, 2005                     680               748
                                             Huntsman Corp., 9.50%, 2007                          440               446
                                             Huntsman Polymer Corp., 11.75%, 2004                 555               611
                                          (b)NL Industries, Inc., 13.00%, 2005                     70                72
                                             Octel Developments, PLC, 10.00%, 2006                130               133
                                             Terra Industries, Inc., 10.50%, 2005                 200               217
                                             Texas Petrochemicals, 11.125%, 2006                  590               643
                                             UCC Investors Holdings, Inc., 10.50%,
                                               2002                                               410               464
                                             --------------------------------------------------------------------------
                                                                                                                  3,908
-----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--10.5%                        American Cellular Corp., 10.625%, 2008               210               208
                                          (b)Call-Net Enterprise, Inc.
                                               13.25%, 2004                                       120               114
                                               9.27%, 2007                                        300               210
                                             Communication and Power Industry, Inc.,
                                               12.00%, 2005                                       140               157
                                             Dobson Communication, 11.75%, 2007                   500               537
                                             Econophone Inc., 13.50%, with warrants,
                                               2007                                               650               760
                                             Esprit Telecom, 11.50%, 2007                         400               428
                                          (b)Focal Communication Corp., 12.125%, 2008             350               213
                                             GCI General Communication, 9.75%, 2007               445               464
                                          (b)ICG Holdings, 13.50%, 2005                           765               643
                                          (b)ICG Services, Inc.
                                               10.00%, 2008                                       320               202
                                               9.875%, 2008                                       200               122
                                          (b)IPC Information Systems, 10.875%, 2008               500               362
                                             Interamerica Communication, 14.00%, 2007             100               100
                                             Intermedia Communications of Florida,
                                               Inc.
                                          (b)  12.50%, 2006                                       170               139
                                          (b)  11.25%, 2007                                       730               533
                                               8.875%, with warrants, 2007                        170               214
                                          (b)KMC Telecom Holdings, Inc., 12.50%,
                                               2008                                               650               390
                                             Level 3 Communications, 9.125%, 2008                 600               585
                                             Long Distance International, 12.25%, 2008            300               303
                                             MGC Communications, 13.00%, with
                                               warrants, 2004                                     400               440
                                             McLeod USA
                                          (b)  10.50%, 2007                                     1,115               831
                                               9.25%, 2007                                        250               260
                                             Metronet Communication
                                               12.00%, with warrants, 2007                        150               183
                                          (b)  10.75%, 2007                                       180               122
                                          (b)Millicom International Cellular, S.A.,
                                               13.50%, 2006                                       770               602
                                             Netia Holdings
                                          (b)  11.25%, 2007                                       180               125
                                               10.25%, 2007                                        70                69
                                          (b)Nextel Communications
                                               9.75%, 2004                                        390               377
                                               10.65%, 2007                                       855               567
                                               9.75%, 2007                                        155               100
                                             Nextlink Communications
                                               12.50%, 2006                                       340               388
                                          (b)  9.45%, 2008                                        240               146
                                               9.00%, 2008                                        290               289
                                          (b)PTC International Finance, 10.75%,
                                               2007                                             2,530             1,752

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                                                                              AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             Performance Systems International, Inc.,
                                               10.00%, 2005                                   $   300         $     304
                                          (b)Pinnacle Holdings, 10.00%, 2008                      500               322
                                             Primus Telecommunications Group, 11.75%,
                                               with warrants, 2004                                250               275
                                             RCN Corp., 10.00%, 2007                            3,180             3,323
                                          (b)SBA Communication, 12.00%, 2008                      600               369
                                             Satelites Mexicanos, S.A. de C.V.,
                                               10.125%, 2004                                      160               160
                                             Teligent, 11.50%, 2007                             1,250             1,272
                                             USA Mobile Communications, Inc. II,
                                               14.00%, 2004                                       300               332
                                             Vanguard Cellular Systems, 9.375%, 2006              350               367
                                             Versatel Telecom, 13.25%, 2008                       230               238
                                             Viasystems, Inc., 9.75%, 2007                        800               810
                                             Viatel, Inc.
                                          (b)  12.50%, 2008                                       310               189
                                               11.25%, 2008                                       230               244
                                             Winstar Equipment
                                               12.50%, 2004                                       690               766
                                               15.00%, 2007                                       310               391
                                               11.00%, 2008                                        80                77
                                               10.00%, 2008                                       200               194
                                             Worldcom, Inc.
                                               7.75%, 2007                                        150               163
                                               7.75%, 2027                                        400               448
                                             --------------------------------------------------------------------------
                                                                                                                 23,179
-----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION                              (b)American Standard, Inc., 10.50%, 2005               540                562
MATERIALS--1.9%                              Brand Scaffold Services, Inc., 10.25%,
                                               2008                                               140               143
                                          (b)Building Materials Corporation of
                                               America, 11.75%, 2004                              770               751
                                             Desa International, 9.875%, 2007                   1,250             1,247
                                             Falcon Building, 9.50%, 2007                         475               475
                                             Nortek, Inc., 9.125%, 2007                           680               693
                                             Waxman Industries, Inc.
                                          (b)  12.75%, 2004                                       100                94
                                          (c)  12,154 warrants expiring 2004                                         22
                                             Werner Holdings, 10.00%, 2007                        220               229
                                             --------------------------------------------------------------------------
                                                                                                                  4,216
-----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                            AEP Industries, 9.875%, 2007                         170               175
AND SERVICES--6.9%                           AFC Enterprises, 10.25%, 2007                        780               828
                                             AMF Bowling World
                                          (b)  12.25%, 2006                                        98                79
                                               10.875%, 2006                                      860               941
                                             CEX Holdings, Inc., 9.625%, 2008                     180               182
                                             Cinemark USA, Inc., 9.625%, 2008                     570               587
                                             Coinmach Corp., 11.75%, 2005                       1,035             1,154
                                          (b)Crown Castle, 10.625%, 2007                        1,000               675
                                             Dimon, Inc., 8.875%, 2006                            200               199
                                             Doskocil Manufacturing Co., 10.125%, 2007            260               276
                                             Dyersburg Corp., 9.75%, 2007                       1,085             1,101
                                             Grupo Azucarero Mexico, S.A. de C.V.,
                                               11.50%, 2005                                       350               298
                                             Hedstrom Corp., 10.00%, 2007                         720               738
                                             Herff Jones, Inc., 11.00%, 2005                      290               319
                                             IMPAC Group, Inc., 10.125%, 2008                     470               471


PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                              AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             Imperial Home Decor Group, Inc., 11.00%,
                                               2008                                           $   200         $     207
                                             Kinder-Care Learning Centers, 9.50%, 2009            730               738
                                             La Petite Academy, Inc., 10.00%, 2008                170               171
                                             Mastellone Hermanos, 11.75%, 2008                    350               357
                                             NBTY, Inc., 8.625%, 2007                             340               343
                                             Outboard Marine, 10.75%, 2008                        160               162
                                             Park Ohio Industries, 9.25%, 2007                  1,175             1,207
                                             Perkins Family Restaurants, L.P.,
                                               10.125%, 2007                                      170               180
                                             Premier Parks, Inc., 12.00%, 2003                    260               288
                                          (b)Restaurant Co., 11.25%, 2008                         330               198
                                             Royal Caribbean, 8.25%, 2005                         250               272
                                          (b)Sealy Mattress, 10.875%, 2007                        150               100
                                             Sears Roebuck Acceptance Corp., 7.00%,
                                               2007                                               500               522
                                          (b)Six Flags Theme Park, 12.25%, 2005                 1,000             1,135
                                          (b)Spin Cycle, 12.75%, 2005                             400               284
                                             United Artists Theatre Co., 9.75%, 2008              440               440
                                             Van De Kamps, Inc., 12.00%, 2005                     500               558
                                             --------------------------------------------------------------------------
                                                                                                                 15,185
-----------------------------------------------------------------------------------------------------------------------
DRUGS AND                                    Dade International, Inc., 11.125%, 2006              400               446
HEALTH CARE--2.3%                            Jackson Products, Inc., 9.50%, 2005                  200               202
                                             Magellan Health Services, 9.00%, 2008                800               790
                                             Mediq Inc., 11.00%, 2008                             240               244
                                             Multicare Co., 9.00%, 2007                           530               514
                                             Paracelsus Healthcare, 10.00%, 2006                  150               154
                                             Paragon Health, 10.50%, 2007                       2,850             1,874
                                          (b)Tenet Healthcare, 8.625%, 2003                       500               528
                                             Vencor, 9.875%, 2005                                 310               312
                                             --------------------------------------------------------------------------
                                                                                                                  5,064
-----------------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED                           AEI Holdings, 10.00%, 2007                           245               246
SERVICES--3.8%                               Bellweather Exploration, 10.875%, 2007               500               526
                                             Benton Oil & Gas Co.
                                               11.625%, 2003                                      525               557
                                               9.375%, 2007                                       160               156
                                             Chesapeake Energy Corp., 9.625%, 2005                240               240
                                             Clark USA, 8.875%, 2007                              180               180
                                             Coho Energy, Inc., 8.875%, 2007                      180               169
                                             Commonwealth Edison
                                               7.375%, 2004                                       225               234
                                               7.00%, 2005                                         50                52
                                             Dailey International Inc., 9.50%, 2008               290               287
                                             Denbury Management, 9.00%, 2008                       70                69
                                             Espirito Santos Centrais Electricas S.A.,
                                               10.00%, 2007                                       580               518
                                             Forcenergy Gas Exploration, 9.50%, 2006              580               586
                                             GTE North Inc., 6.90%, 2008                          450               470
                                             Hyder, PLC, 6.875%, 2007                             400               410
                                             Mariner Energy, 10.50%, 2006                         100               103
                                             Michael Petroleum Corp., 11.50%, 2005                160               161
                                             Northern Offshore ASA., 10.00%, 2005                 370               374
                                             Pacalta Resources, 10.75%, 2004                      840               855
                                             Parker Drilling Corp., 9.75%, 2006                   100               105
                                             Plains Resources, 10.25%, 2006                       255               270
                                             RAM Energy, 11.50%, 2008                             150               150
                                             Rutherford-Moran Oil Corp., 10.75%, 2004             190               203


PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                              AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             Seven Seas Petroleum Inc., 12.50%, 2005          $   170         $     172
                                             Stone Energy Corp., 8.75%, 2007                      390               390
                                             United Meridian Corp., 10.375%, 2005                 450               495
                                             Yorkshire Power Finance, 6.496%, 2008                325               323
                                             --------------------------------------------------------------------------
                                                                                                                  8,301
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,                          Aegon N.V., 8.00%, 2006                              500               551
HOMEBUILDERS AND                             BCH Cayman Islands, 7.70%, 2006                      250               268
REAL ESTATE--4.8%                            Beazer Homes, 8.875%, 2008                           125               122
                                             Del Webb Corp.
                                               9.750%, 2008                                       740               748
                                               9.375%, 2009                                       410               402
                                             Falcon Holding Group L.P.
                                        (b)    9.285%, 2010                                       440               277
                                               8.375%, 2010                                       480               474
                                             FINOVA Capital Corp., 9.125%, 2002                   500               547
                                             Firstar Bank Milwaukee, 6.25%, 2002                  300               302
                                             Fleet Financial Group, Inc.
                                               8.125%, 2004                                       100               109
                                               8.625%, 2007                                       425               487
                                             Forecast Group, L.P., 11.375%, 2000                  150               145
                                             Fortress Group, 13.75%, 2003                         640               723
                                             Hovnanian Enterprises, 11.25%, 2002                  226               234
                                             Intertek Finance, 10.25%, 2006                       680               719
                                             Kevco, Inc., 10.375%, 2007                         1,330             1,383
                                             Lehman Brothers Holdings, 7.375%, 2007               500               528
                                             Morgan Stanley Group, 6.875%, 2007                   500               517
                                             NationsBank Corp., 9.50%, 2004                       550               638
                                             Scotland International, 8.80%, 2004                  200               224
                                             Svenska Handelsbanken, 7.125%, 2049                  175               179
                                             UDC Homes, 12.50%, 2000                              190               194
                                             Williams Scotsman, 9.875%, 2007                      700               728
                                             --------------------------------------------------------------------------
                                                                                                                 10,499
-----------------------------------------------------------------------------------------------------------------------
HOTELS AND                                   Eldorado Resorts, 10.50%, 2006                       540               593
GAMING--1.0%                                 Empress River Casino, 10.75%, 2002                   230               247
                                             HMH Properties, 8.875%, 2007                          50                56
                                             Hard Rock Hotel, 9.25%, 2005                         130               133
                                             Harvey's Casino Resorts, 10.625%, 2006               690               769
                                             Players International, 10.875%, 2005                 220               240
                                             Trump Atlantic City, 11.25%, 2006                     95                94
                                             --------------------------------------------------------------------------
                                                                                                                  2,132
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS                        Accuride, 9.25%, 2008                                350               349
AND MINING--7.8%                             Aftermarket Technology, 12.00%, 2004                 240               265
                                             Airxcel, 11.00%, 2007                                440               465
                                             Alvey Systems, 11.375%, 2003                         230               247
                                             Bar Technologies, 13.50%, 2001                       550               591
                                             Case Corp., 6.75%, 2007                              500               511
                                             Centaur Mining & Exploration, Ltd.,
                                               11.00%, 2007                                     1,250             1,303
                                             Collins & Aikman Corp., 11.50%, 2006                 340               381
                                             Day International Group, Inc., 11.125%,
                                               2005                                               750               818
                                             Doe Run Co.
                                               12.00%, 2003                                       250               255
                                               11.25%, 2005                                       120               122
                                             E-P Acquisition, Inc., 9.375%, 2008                  100               100
                                             Earle M. Jorgensen Co., 9.50%, 2005                  180               180


PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                              AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             Euramax International, PLC, 11.25%, 2006         $ 1,465         $   1,590
                                             Foamex, L.P.
                                               13.50%, 2005                                       270               312
                                               9.875%, 2007                                       155               167
                                             GS Technologies
                                               12.00%, 2004                                        90                98
                                               12.25%, 2005                                       180               201
                                             Great Central Mines LTD, 8.875%, 2008                200               199
                                             Great Lakes Carbon Corp., 10.25%, 2008               160               162
                                          (b)Grove Holdings LLC, 11.56%, 2009                     100                59
                                             Grove Investors, 14.50%, 2010                        150               151
                                             Grove Worldwide LLC, 9.25%, 2008                     150               150
                                             Hayes Wheels International, 9.125%, 2007             435               457
                                             JPS Automotive Products Corp., 11.125%,
                                               2001                                               150               167
                                             Knoll, Inc., 10.875%, 2006                           504               567
                                             Lodestar Holdings, Inc., 11.50%, 2005                170               171
                                             MMI Products, 11.25%, 2007                           480               527
                                             Metal Management, Inc., 10.00%, 2008                 240               238
                                             Metals USA, Inc., 8.625%, 2008                       175               170
                                             Motors and Gears, Inc., 10.75%, 2006                 430               456
                                             NSM Steel
                                               12.00%, 2006                                       360               324
                                               12.25%, 2008                                       460               423
                                             Neenah Corp., 11.125%, 2007                          710               781
                                             Pillowtex Corp., 9.00%, 2007                         150               157
                                             Prestolite Electric, Inc., 9.625%, 2008              265               270
                                             Renco Steel Holdings, 10.875%, 2005                  270               275
                                             Rental Service Corp., 9.00%, 2008                    230               228
                                             Scovill Fastners, 11.25%, 2007                       230               237
                                             Terex Corp., 8.875%, 2008                            380               373
                                             Venture Holdings, 9.50%, 2005                        400               409
                                             Wells Aluminum Corp., 10.125%, 2005                  740               783
                                             Wheeling-Pitt Corp., 9.250%, 2007                  1,460             1,507
                                             --------------------------------------------------------------------------
                                                                                                                 17,196
-----------------------------------------------------------------------------------------------------------------------
PAPER, FOREST                                BPC Holding Corp., 12.50%, 2006                      230               251
PRODUCTS AND CONTAINERS--4.7%                Berry Plastics Corp., 12.25%, 2004                   150               164
                                             Doman Industries, Ltd., 9.25%, 2007                1,290             1,298
                                             Fonda Group, 9.50%, 2007                             935               907
                                             Gaylord Container Corp.
                                               9.75%, 2007                                        130               133
                                               9.875%, 2008                                     1,000             1,005
                                             Graham Packaging Co.
                                               9.25%, 2008                                        160               162
                                               8.75%, 2008                                        150               151
                                          (b)  10.75%, 2009                                       160               100
                                             Maxxam Group, Inc.
                                          (b)  12.25%, 2003                                        90                94
                                               11.25%, 2003                                       500               528
                                             Millar Western Forest Products Ltd.,
                                               9.875%, 2008                                       170               170
                                             National Fiberstock Corp., 11.625%, 2002             450               479
                                             Norampac, 9.50%, 2008                                420               430
                                             Pindo Deli Finance Mauritius, Ltd.,
                                               10.75%, 2007                                        20                14
                                             Plainwell, Inc., 11.00%, 2008                        240               243
                                             Printpack, Inc.
                                               9.875%, 2004                                        50                53
                                               10.625%, 2006                                      290               310


PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             Repap Enterprises Inc., 9.00%, 2004              $   160         $     162
                                             Riverwood International
                                               10.25%, 2006                                       230               237
                                               10.625%, 2007                                      120               126
                                               10.875%, 2008                                      695               707
                                          (b)SF Holdings Group, Inc., 12.75%, 2008                300               161
                                             Spinnaker Industries, 10.75%, 2006                 1,880             1,955
                                             Stone Container Corp.
                                               12.25%, 2002                                        40                41
                                               11.50%, 2006                                       275               308
                                             U.S. Can Corp., 10.125%, 2006                        260               270
                                             --------------------------------------------------------------------------
                                                                                                                 10,459
-----------------------------------------------------------------------------------------------------------------------
RETAILING--3.7%                              Advantica Restaurant Co., 11.25%, 2008               864               911
                                             Ameriking, 10.75%, 2006                              490               529
                                             Cole National Group
                                               9.875%, 2006                                       170               183
                                               8.625%, 2007                                        80                81
                                             Federated Department Stores, Inc.,
                                               10.00%, 2001                                       600               657
                                             Finlay Enterprises, 9.00%, 2008                      150               150
                                             Galey & Lord, 9.125%, 2008                           220               218
                                             Guitar Center Management, 11.00%, 2006                87                96
                                             Iron Age Holdings, Corp.
                                               9.875%, 2008                                       160               160
                                          (b)  12.125%, 2009                                      140                79
                                             J. Crew
                                               10.375%, 2007                                      400               388
                                          (b)  13.12%, 2008                                       830               473
                                             Jafra Cosmetics International, Inc.,
                                               11.75%, 2008                                       300               300
                                             Krystal Co., 10.25%, 2007                            230               236
                                             Nine West Group, 9.00%, 2007                         170               166
                                             Pathmark Stores, 9.625%, 2003                        440               448
                                             Petro Stopping Centers, 10.50%, 2007                 820               881
                                             Phillips Van-Heusen, 9.50%, 2008                     240               240
                                             Riddell Sports, 10.50%, 2007                         815               839
                                             Specialty Retailers
                                               8.50%, 2005                                         60                62
                                               9.00%, 2007                                        120               124
                                             TravelCenters America, Inc., 10.25%, 2007            970             1,021
                                             --------------------------------------------------------------------------
                                                                                                                  8,242
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--.1%                              Axiohm Transaction Solutions, Inc.,
                                               9.75%, 2007                                        175               177
                                             --------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT OR
                                                                                         NUMBER OF SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.6%                         Canadian Airlines Corp., 10.00%, 2005            $   250         $     254
                                             Continental Airlines
                                               7.75%, 2014                                        285               305
                                               6.90%, 2018                                        250               254
                                             Delta Air Lines, 9.875%, 2008                        445               512
                                             Lockheed Martin, 7.70%, 2008                         500               548
                                             TFM, S.A. de CV, 10.25%, 2007                      1,330             1,337
                                             Trans World Airlines, Inc., 11.375%, 2006            220               220
                                          (b)Transtar Holdings, L.P., 13.375%, 2003               200               185
                                             ----------------------------------------------------------------------------
                                                                                                                  3,615
                                             ----------------------------------------------------------------------------
                                             TOTAL CORPORATE OBLIGATIONS
                                             (Cost: $127,527)                                                   131,569
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
COMMON AND
PREFERRED STOCKS--.7%                     (c)Capital Pacific Holdings                           1,185shs.             1
                                          (c)Clark USA, PIK, preferred                          1,058               112
                                             Crown American Realty, preferred                   4,650               249
                                          (c)Dobson Communication, PIK, preferred                 123               131
                                          (c)Eagle-Picher Holdings                                 40               231
                                          (c)Empire Gas Corp., warrants                           552                 3
                                          (c)Foamex International, warrants                       330                 7
                                          (c)Intelcom Group, Inc.                               1,056                20
                                          (c)Nextel, PIK, preferred                               180               184
                                          (c)Nextlink Communication, convertible
                                               preferred                                          600                28
                                          (c)SF Holdings, PIK, preferred                           10                91
                                             Sinclair Capital, preferred                        3,600               398
                                          (c)21st Century Telecom Group, Inc.,
                                               preferred                                           60                66
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON AND PREFERRED STOCKS
                                             (Cost: $1,415)                                                       1,521
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--.9%                             Yield--5.58%
                                             Due--June 1998
                                             (Cost: $1,996)                                    $2,000             1,996
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--100.1%
                                             (Cost: $214,830)                                                   220,500
                                             ----------------------------------------------------------------------------
                                             LIABILITIES, LESS OTHER ASSETS--(.1)%                                 (119)
                                             ----------------------------------------------------------------------------
                                             NET ASSETS--100%                                                 $ 220,381
                                             ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Variable rate security. Rate shown is the effective rate on May 31, 1998 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Non-income producing security.

PIK denotes that interest or dividend is paid in kind.

Based on the cost of investments of $214,830,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $6,841,000, the gross unrealized depreciation was $1,171,000 and the net unrealized appreciation on investments was $5,670,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $214,830)                                                $220,500
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 6,730
------------------------------------------------------------------------
  Interest                                                         4,058
------------------------------------------------------------------------
    TOTAL ASSETS                                                 231,288
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                       889
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            9,831
------------------------------------------------------------------------
  Management fee                                                     156
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              26
------------------------------------------------------------------------
  Trustees' fees and other                                             5
------------------------------------------------------------------------
    Total liabilities                                             10,907
------------------------------------------------------------------------
NET ASSETS                                                      $220,381
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $220,819
------------------------------------------------------------------------
Accumulated net realized loss on sales of investments and
foreign currency transactions                                     (6,452)
------------------------------------------------------------------------
Net unrealized appreciation on investments                         5,670
------------------------------------------------------------------------
Undistributed net investment income                                  344
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $220,381
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($220,381 divided by 20,090 shares outstanding)                   $10.97
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Interest                                                      $ 9,897
-----------------------------------------------------------------------
  Dividends                                                          55
-----------------------------------------------------------------------
    Total investment income                                       9,952
-----------------------------------------------------------------------
Expenses:
  Management fee                                                    939
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             62
-----------------------------------------------------------------------
  Professional fees                                                  27
-----------------------------------------------------------------------
  Reports to shareholders                                            40
-----------------------------------------------------------------------
  Trustees' fees and other                                           17
-----------------------------------------------------------------------
    Total expenses                                                1,085
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             8,867
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-----------------------------------------------------------------------
  Net realized gain on sales of investments                       1,163
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments              980
-----------------------------------------------------------------------
Net gain on investments                                           2,143
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $11,010
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 SIX MONTHS
                                                                   ENDED                 YEAR ENDED
                                                                MAY 31, 1998            NOVEMBER 30,
                                                                (UNAUDITED)                 1997
----------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------
  Net investment income                                           $  8,867                 16,466
----------------------------------------------------------------------------------------------------
  Net realized gain                                                  1,163                  1,297
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                980                 (2,739)
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                11,010                 15,024
----------------------------------------------------------------------------------------------------
Distribution from net investment income                             (8,137)               (17,871)
----------------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(38 shares in 1997)                                                     --                    416
----------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              2,873                 (2,431)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------
Beginning of period                                                217,508                219,939
----------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $344 in 1998)                                                  $220,381                217,508
----------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At May 31, 1998, the Fund had $3,976,000 in purchase commitments outstanding (1.8% of net assets) with a corresponding amount of assets segregated.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended May 31, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1998, amounting to approximately

NOTES TO FINANCIAL STATEMENTS

                             $5,301,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

2    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a management fee at an annual rate of .85% of average weekly net assets.
                             The Fund incurred a management fee of $939,000 for the six months ended May 31, 1998.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $12,000 for the six months ended May 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1998, the Fund made no direct payments to its officers and incurred trustees' fees of $13,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $197,358

                             Proceeds from sales                         189,484

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                      ENDED             YEAR ENDED NOVEMBER 30,
                                                     MAY 31,     -----------------------------------------
                                                       1998       1997      1996      1995      1994
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $10.83      10.97     10.90     10.35     11.29
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   .44        .82       .87       .96       .96
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                 .11       (.07)      .27       .60      (.97)
----------------------------------------------------------------------------------------------------------
Total from investment operations                          .55        .75      1.14      1.56      (.01)
----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                 .41        .89      1.07      1.01       .76
----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                      --         --        --        --       .17
----------------------------------------------------------------------------------------------------------
Total dividends                                           .41        .89      1.07      1.01       .93
----------------------------------------------------------------------------------------------------------
Net asset value per share, end of period               $10.97      10.83     10.97     10.90     10.35
----------------------------------------------------------------------------------------------------------
Market value per share, end of period                   $9.81      10.63     10.63     10.75      9.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Based on net asset value                                 5.09%      7.20     11.12     15.90      (.07)
----------------------------------------------------------------------------------------------------------
Based on market value                                   (3.92)%     8.72      9.14     26.92     (6.48)
----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------
Expenses                                                  .97%      1.01       .99      1.02      1.03
----------------------------------------------------------------------------------------------------------
Net investment income                                    8.03%      7.61      8.06      9.13      8.80
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)           $220,381    217,508   219,939   217,183   206,220
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                      134%       304       310       271       253
----------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Data for the period ended May 31, 1998 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Multi-Market Income Trust shareholders were asked to vote on three separate issues: election of the two members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, and approval of a new investment management agreement with Scudder Kemper Investments, Inc. The following are the results for each issue:

1) Election of Trustees

                               For       Withheld
   Daniel Pierce            16,868,014   268,506
   Edmond D. Villani        16,876,558   259,962

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

      For      Against   Abstain
   16,892,798   87,784   155,939

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

      For      Against   Abstain   Broker Non-Votes
   15,858,240  149,827   341,064        787,390

TRUSTEES AND OFFICERS

TRUSTEES                    OFFICERS

DANIEL PIERCE               MARK S. CASADY              MICHAEL A. MCNAMARA
Chairman and Trustee        President                   Vice President

JAMES E. AKINS              PHILIP J. COLLORA           ROBERT C. PECK, JR.
Trustee                     Vice President and          Vice President
                            Secretary
ARTHUR R. GOTTSCHALK                                    KATHRYN L. QUIRK
Trustee                     JOHN R. HEBBLE              Vice President
                            Treasurer
FREDERICK T. KELSEY                                     HARRY E. RESIS, JR.
Trustee                     J. PATRICK BEIMFORD, JR.    Vice President
                            Vice President
FRED B. RENWICK                                         RICHARD L. VANDENBERG
Trustee                     ROBERT S. CESSINE           Vice President
                            Vice President
JOHN B. TINGLEFF                                        LINDA J. WONDRACK
Trustee                     JERARD K. HARTMAN           Vice President
                            Vice President
EDMOND D. VILLANI                                       MAUREEN E. KANE
Trustee                     THOMAS W. LITTAUER          Assistant Secretary
                            Vice President
JOHN G. WEITHERS                                        CAROLINE PEARSON
Trustee                     ANN M. MCCREARY             Assistant Secretary
                            Vice President
                                                        ELIZABETH C. WERTH
                                                        Assistant Secretary









--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141-6066
--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105

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